CALVERT LARGE CAP CORE PORTFOLIO
SUPPLEMENT TO
Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Equity Funds Prospectus (Class I)
dated February 1, 2016
Date of Supplement: June 24, 2016
The information in this Supplement updates information in the Prospectus, supersedes any contrary information in the Prospectus or any prior supplement, and should be read in conjunction with the Prospectus.
At the close of business on June 24, 2016, Calvert Large Cap Core Portfolio merged into Calvert Equity Portfolio. Accordingly, shares of Calvert Large Cap Core Portfolio are no longer offered for sale, and all references to and information about the Calvert Large Cap Core Portfolio are therefore deleted.